                                                                   Exhibit 10.33

                     Addendum to EST Distributor Agreement


This addendum supersedes the EST Distributor Agreement dated February 2, 1994 between Embedded Support Tools Corporation (EST) and Toyo, Corporation (Distributor).

EST hereby appoints Distributor and Distributor hereby accepts appointment as a non-exclusive distributor for the sale of EST hardware and software products in Japan. A detailed plan of the terms of the non-exclusive agreement will be provided by the President of ESTKK located at Katori Building, 16-6 Kodenmacho Nihonbashi, Chuo-Ku, Tokyo 103-0001.

The attached Schedule A titled "Sales Territory (Account Base)" and dated February 25th, 1998 is agreed to be the allocation of the existing sales base between EST KK and Toyo Corporation.


Initials:
EST: /s/ John T.W. Baggott          Distributor /s/ Kohzo Yumoto
     -------------------------                  ------------------

John T. W. Baggott                  Kohzo Yumoto,
President                           President
EST Corporation                     TOYO Corporation

                     Addendum to EST Distributor Agreement


This addendum supersedes the EST Distributor Agreement dated February 2, 1994 between Embedded Support Tools Corporation (EST) and Toyo Corporation (Distributor).

EST hereby appoints Distributor and Distributor hereby accepts appointment as a non-exclusive distributor for the sale of EST hardware and software products in Japan. A detailed plan of the terms of the non-exclusive agreement will be provided by the President of ESTKK located at Katori Building, 16-6 Kodenmacho Nihonbashi, Chuo-Ku, Tokyo 103-0001












Initials:

EST: /s/  John T.W. Baggott          Distributor ________________________
     -------------------------

John T.W. Baggott
Vice President
EST Corporation

                     Addendum to EST Distributor Agreement


This addendum supersedes the EST Distributor Agreement dated February 2, 1994 between Embedded Support Tools Corporation (EST) and Toyo Corporation (Distributor).

EST hereby appoints Distributor and Distributor hereby accepts appointment as a non-exclusive distributor for the sale of EST hardware and software products in Japan. A detailed plan of the terms of the non-exclusive agreement will be provided by the President of ESTKK located at Katori Building, 16-6 Kodenmacho Nihonbashi, Chuo-Ku, Tokyo 103-0001









Initials:

EST: /s/  John T.W. Baggott           Distributor ________________________
     -------------------------

John T.W. Baggott
Vice President
EST Corporation

                                  Schedule A

                        Sales Territory (Account base)

                                 Feb. 25, 1998

-------------------------------------------------------------------------
Customer                          Plant                  Territory
-------------------------------------------------------------------------
NEC                               All                    TOYO
Fujitsu                           All                    TOYO
PFU                               All                    TOYO
Hitachi                           Totsuka                EST KK
Hitachi                           Telecom                TOYO
Hitachi                           Mito                   TOYO
Mitsubishi                        Ofuna                  EST KK
Mitsubishi                        Tsuden                 EST KK
Mitsubishi                        Kamakura               TOYO
Mitsubishi                        Kyoto                  TOYO
Oki Elc.                          All                    EST KK
Matsushita                        Comm-Saedo             EST KK
Matsushita                        Comm-Tsunasima         TOYO
Matsushita                        Others                 Open
Toshiba                           Hino/Ome               TOYO
Toshiba                           Others                 EST KK
Sony                              All                    TOYO
Sharp                             All                    TOYO
Sanyo                             All                    TOYO
Minolta                           All                    TOYO
Sumitomo Elec                     Osaka                  TOYO
Furukawa                          Hiratsuka              TOYO
Yahama                            Hamamatsu              TOYO
Kyocela                           Ise                    TOYO
Advantest                         All                    TOYO
Richo                             All                    EST KK
Cannon                            All                    EST KK
Xerox                             All                    EST KK
JVC                               All                    TOYO
Kodak                             All                    TOYO
Fuji-Film                         Asaka                  TOYO
Fuji-Film                         Miyanodai              EST KK
TakaokaSS                         All                    TOYO
Yamatake                          Isehara                TOYO
NihonKoden                        Nakano                 TOYO
-------------------------------------------------------------------------
Others                                                   Open
-------------------------------------------------------------------------

                        Sales Territory (Account base)

                                 Feb. 25, 1998

-------------------------------------------------------------------------
Customer                          Plant                  Territory
-------------------------------------------------------------------------
NEC                               All                    TOYO
Fujitsu                           All                    TOYO
PFU                               All                    TOYO
Hitachi                           Totuska                EST KK
Hitachi                           Telecom                TOYO
Hitachi                           Mito                   TOYO
Mitsubishi                        Ofuna                  EST KK
Mitsubishi                        Tsuden                 EST KK
Mitsubishi                        Kamakura               TOYO
Mitsubishi                        Kyoto                  TOYO
Oki Elc.                          All                    EST KK
Matsushita                        Comm-Saedo             EST KK
Matsushita                        Comm-Tsunasima         TOYO
Matsushita                        Others                 Open
Toshiba                           Hino/Ome               TOYO
Toshiba                           Others                 EST KK
Sony                              All                    TOYO
Sharp                             All                    TOYO
Sanyo                             All                    TOYO
Minolta                           All                    TOYO
Sumitomo Elec                     Osaka                  TOYO
Furukawa                          Hiratsuka              TOYO
Yahama                            Hamamatsu              TOYO
Kyocela                           Ise                    TOYO
Advantest                         All                    TOYO
Richo                             All                    EST KK
Cannon                            All                    EST KK
Xerox                             All                    EST KK
JVC                               All                    TOYO
Kodak                             All                    TOYO
Fuji-Film                         Asaka                  TOYO
Fuji-Film                         Miyanodai              EST KK
TakaokaSS                         All                    TOYO
Yamatake                          Isehara                TOYO
NihonKoden                        Nakano                 TOYO
-------------------------------------------------------------------------
Others                                                   Open
-------------------------------------------------------------------------

                     Addendum to EST Distributor Agreement


This addendum supersedes the EST Distributor Agreement dated February 2, 1994 between Embedded Support Tools Corporation (EST) and Toyo Corporation (Distributor).

EST hereby appoints Distributor and Distributor hereby accepts appointment as a non-exclusive distributor for the sale of EST hardware and software products in Japan. A detailed plan of the terms of the non-exclusive agreement will be provided by the President of ESTKK located at Katori Building, 16-6 Kodenmacho Nihonbashi, Chuo-Ku, Tokyo 103-0001








Initials:

EST: /s/  John T.W. Baggott             Distributor _________________________
     ------------------------

John T.W. Baggott
Vice President
EST Corporation

                           EST DISTRIBUTOR AGREEMENT

This Agreement is entered into this 2nd day of February 1994 between Embedded Support Tools Corp., a corporation duly organized under the laws of the Commonwealth of Massachusetts, and having its principal place of business at 120 Royall Street, Canton, Massachusetts 02021, USA, ("EST"), and TOYO Corporation, a corporation duly organized under the laws of JAPAN, with its principal place of business at 1-2, Hongokucho 1-chome, Nihonbashi, Chuo-ku, Tokyo 103, Japan ("Distributor"). IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES HEREIN CONTAINED, THE PARTIES HERETO AGREE AS FOLLOWS:

1.   APPOINTMENT AND ACCEPTANCE

EST hereby appoints Distributor and Distributor hereby accepts appointment as an exclusive distributor for the sale of EST hardware products and for the sale of licenses and support services for the EST software products, in executable form, specified in the attached Schedule B ("Products") to end-users located within and for installation only within the geographical area specified in the attached Schedule A ("Territory"). Additional EST products (including new versions of the Products) may be included under this Agreement by the mutual written consent of the parties in the form of an amendment to this Agreement. EST reserves the right to delete any Product from this list of which development, production, licensing or maintenance is discontinued by EST.

2.   DISTRIBUTION RIGHTS

A. No Software Product shall be distributed to an end-user by Distributor, if the Product is designated a shrink-wrapped product by EST, until (i) the end-user executes an EST Software License Agreement, which identifies EST as the licensor and the end-user as the licensee, or (ii) the Product is packaged with an EST Software License Agreement, the terms and conditions of which the end-user agrees to comply with by opening the shrink-wrap package containing this same Agreement.

B. The EST Software License Agreement is attached to, and made part of this Agreement as Schedule D. Any modification, deletion or change Distributor desires to make in any particular licensing transaction shall require the prior written approval of EST. EST reserves the right to change any of the terms and conditions of the attached EST Software License Agreement, or its licensing procedures, provided Distributor is given thirty (30) calendar days prior written notice of any such changes.

C. All orders submitted to EST by Distributor are subject to approval and acceptance by EST in its sole discretion. Such approval shall not be unreasonably withheld.

D. All shipments shall be made F.O.B. origin to Distributor at TOYO Corporation, 26-9 Yushima 3-chome, Bunkyo-ku, Tokyo 113, Japan, or to a forwarding agent as may be specified on orders received from Distributor. It is the responsibility of Distributor to ship the Product to the applicable end-user.

E. Nothing in this Agreement shall be construed as a grant to Distributor of any right, title or interest in and to copyrights, patents or trade secrets of the Products, all rights related thereto being reserved by EST.

F. Except for copying as may be specifically provided by Schedule E, Distributor will not copy, in whole or in part, or modify, alter, reverse engineer, decompile or disassemble any Product furnished Distributor, without prior written consent of EST. Such consent shall not be unreasonably withheld.

G. In the event that copying is authorized by Schedule E for the purpose of making deliveries to Distributor's customers, Distributor shall reproduce and include EST copyright notice both in and on every copy made, in any form, including partial copies. Distributor agrees to keep a record of every copy made and to furnish such record to EST upon its request.

H. Distributor is hereby granted an exclusive, non-transferable right to use as selling aids in the Territory, during the life of this Agreement, the trademarks identifying the Products. Distributor shall not sublicense or otherwise permit the use of said trademarks by other parties. All rights in said trademarks shall, at all times during the life of this Agreement and thereafter, be and remain the sole property of EST and good will and other benefits associated therewith are hereby assigned and shall inure to the benefit of EST. Distributor shall not use said trademarks in any manner which would injure or destroy their value or diminish EST's property rights therein. Distributor shall promptly notify EST of any infringement or suspected infringement of said trademarks that may come to Distributor's attention and assist EST, at EST's expense, in taking action against such infringement as EST, in its sole discretion, may decide.

I. Distributor is hereby granted the right to translate into Kanji and publish any of the technical or sales promotional materials for use in promoting EST products in Japan. Distributor will retain sole rights to such material.

3.   OBLIGATIONS OF DISTRIBUTOR

Distributor shall:

A. Submit to EST, if requested by EST, a marketing plan for the Products to be distributed, including a twelve (12) month forecast of sales revenue anticipated for these products.

B. Provide its best efforts to promote the licensing of and support services for the Products within the Territory in accordance with terms and conditions determined by EST, and provide evidence of such efforts if requested to do so by EST.

C. Employ, on an on-going basis, a fully trained and competent sales and technical support organization sufficient to meet Distributor's obligations hereunder and to have such personnel complete, at Distributor's expense, any training deemed necessary by EST to meet this requirement.

D. Maintain adequate person-power and facilities to ensure prompt handling of inquiries, orders, shipments and support services as described by Section 13 below to end-users of the Products in the Territory.

E. Assign a specific contact at the office of Distributor who will handle inquiries and correspondence pertaining to this Agreement with reasonable promptness.

F. In the conduct of its business under this Agreement, comply with all applicable laws, regulations and orders in the Territory and shall not take any action which will cause EST to be in violation of any such law, regulation or order in the Territory or the United States including, but not limited to the US Foreign Corrupt Practices Act, the US Export Administration Regulations and the US Anti-Boycott Laws.

G. Not without prior written consent of EST, appoint any sub-representatives, agents, sub-distributors or dealers to carry out any of the activities covered by this Agreement.

H. Assume all responsibility for delivery of the Products to end-users in the Territory, including shipping and like costs, taxes, compliance with and expense of any import legalities and duties.

I. Bear exclusively all responsibility toward its employees imposed by legislation within the Territory and shall hold EST harmless from and indemnify EST against any and all claims by any such employee against EST for payment of commissions, salaries, expenses, termination indemnities or any other amounts payable under such legislation.

4.   OBLIGATIONS OF EST

EST shall:

A. Furnish reasonable quantities of promotional literature at no charge to Distributor. Additional quantities shall be available at cost.

B.   Promptly advise Distributor when Products are shipped.

C. Assign a specific contact at EST in Canton, MA, USA who will handle inquiries and correspondence pertaining to this Agreement with reasonable promptness.

5.   CHARGES AND PAYMENTS

A. Fees/Prices for the Products to be supplied to Distributor for unbundled distribution by Distributor are in accordance with the EST Price List, for the applicable product line, then in effect at the time of receipt of the order by EST, minus the discount set forth in Schedule C. Fees/Prices for bundled distribution, if applicable, are set forth in Exhibit E. Discounted fees/prices are due and payable within thirty (30) calendar days of shipment of the Product(s) to Distributor. Fees under the bundled pricing arrangement are due as specified in Exhibit E. All payments are due when specified, regardless of whether or not Distributor has received payment from the end-user. All payments are to be made in United States Dollars on drafts payable at a US bank to:

                         Accounts Receivable
                         Embedded Support Tools Corp.
                         120 Royall Street
                         Canton, MA 02021

     or wired directly to a bank designated by EST for credit to an EST account at such bank.

B. EST reserves the right to change any fee/price set forth in the EST Price List, provided Distributor is given sixty (60) calendar days prior written notice. EST reserves the right to increase fees for bundled pricing upon sixty (60) days written notice in the event there is a material increase in EST price list or upon renewal of this agreement.

C. Distributor shall pay or promptly reimburse EST for all property, sales, use and other taxes or duties imposed on EST with respect to this Agreement and payments made hereunder, including any withholding taxes withheld on payments made to EST hereunder, but excluding taxes based on EST net income.

D. Distributor shall cause true and accurate books of account and records relating to the Products to be kept in such detail as to enable EST to ascertain what fees are due hereunder, and all such books and records shall be open to inspection and audit by EST or its duly authorized representatives at all reasonable times during regular business hours, but not more than twice in any single calendar year. In the event such audit discloses any breach of this Agreement, Distributor shall pay the full cost of the audit, in addition to other damages and rights available to EST as the result of such breach.

E. For each end-user under a support services agreement, Distributor agrees to pay to EST the applicable annual fee specified in EST's Support Price List then in effect, minus the discount set forth in Schedule C. Said fees are due and payable by Distributor within thirty (30) calendar days from the acceptance of a support services contract from the end-user.

6.   TERM

This Agreement shall enter into effect on the date set forth above and shall have an initial term of one year (365 days) from such date. Said initial term shall be automatically renewed for successive terms of one year (365 days) each, unless either party notifies the other in writing at least sixty (60) calendar days prior to the date of expiration of the term in effect, of its election that the Agreement not be renewed. This Agreement shall be interpreted as a definite term Agreement.

7.   TERMINATION

Either party may terminate this Agreement at any time after the initial term by giving sixty (60) calendar days prior written notice to the other party. Either party may terminate this Agreement upon written notice if the other party breaches any of its basic obligations hereunder and fails to cure such breach within thirty (30) calendar days from the date of written notice given by the other party identifying such breach.

Either party may terminate this Agreement immediately upon written notice if the other party (i) becomes bankrupt or insolvent, or files a petition therefor;
(ii) makes an assignment for the benefit of its creditors; (iii) enters proceedings for winding up or dissolution; (iv) is dissolved; (v) is nationalized or is subject to the expropriation of all or substantially all of its business or assets. EST may terminate this Agreement upon written notice in the event that Distributor changes ownership either by sale, acquisition, merger or other reason.

8.   CONSEQUENCES OF TERMINATION

Upon the termination of this Agreement: (i) all orders submitted by Distributor and not accepted by EST on or before the date of termination shall be canceled or accepted at the sole option of EST; (ii) Distributor shall return all lists, catalogs, samples, and promotional literature and Products furnished to it by EST and any and all copies thereof; and (iii) EST shall not be liable to Distributor for, and Distributor hereby expressly waives any claims for, extracontractual compensation or damages of any kind whatsoever in connection with this agreement or its termination, expiration or modification, whether on account of the loss by Distributor of anticipated profits or of expenditures, investments or commitments made in connection with the establishment, development or maintenance of Distributor's business or for any cause whatsoever. Sections 3I, 5, 8, 10, 11, 14, 15, and 16 shall survive the termination, expiration or cancellation of this agreement.

9.   NOTICES

All communication between parties shall be made by facsimile, telex, cable, or regular airmail. Notices concerning termination or alleged breaches hereof shall be made by registered mail, return receipt requested. Notices are to be addressed to:

EST:                               Distributor:

President                          President

Embedded Support Tools Corp.       Toyo Corporation

120 Royall Street                  1-2, Hongokucho 1-chome

Canton, MA 02021, USA              Nihonbashi, Chuo-Ku, Tokoyo
                                   103 Japan

10.  CONFIDENTIALITY

Distributor understands and recognizes the confidential and proprietary nature of the Products and related business and technical information which may be furnished from time to time to Distributor by EST under this Agreement. Except that Distributor may ship Products to licensed end-users as provided by Section 3 above, Distributor shall not disclose, provide or otherwise make available the Products or related information to any person other than Distributor employees who have a need to know, without EST prior written consent, and shall use the same only for purposes consistent with this Agreement. Distributor agrees to take all the necessary steps to safeguard the proprietary and confidential nature of the Products and related information and to ensure that no unauthorized person has access to the Products and related information and that no unauthorized copy, in whole or part, in any form, is made. Distributor further agrees, at EST request, to assist EST in protecting the same against unlawful appropriation by third parties.

The obligations of this Article do not apply to information that has become part of the public domain through no fault of Distributor.

11.  WARRANTIES

The only warranties which shall be granted by EST with respect to the Products licensed to end-users within and for installation in the Territory, shall be those expressly set forth in the EST Software License Agreements, Hardware Product Users' Manual and Schedule F of this Agreement. IN NO EVENT SHALL ANY SUCH WARRANTIES OR ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE BE DEEMED TO HAVE BEEN EXTENDED TO DISTRIBUTOR.

12.  PATENT AND COPYRIGHT INDEMNIFICATIONS

EST will defend at its own expense any action brought against Distributor to the extent it is based on a claim that an unmodified Product used by an end-user within the scope of the EST Software License Agreement infringes a United States patent or copyright. EST will pay any costs, damages and attorney fees finally awarded against Distributor in such action which are attributable to such claim provided EST is given prompt written notice of the claim, information, assistance, and authority over the control of the defense and/or settlement of the same. In the event that the Product becomes or, in EST opinion, is likely to become the subject of a claim of infringement, EST may, at its option, secure Distributor's and any licensed end-users' right to continue using the Product, replace or modify the Product to make it noninfringing or remove the Product and refund the license fee paid by Distributor thereof as depreciated or amortized over the lifetime of the Product as established by EST in its sole discretion. EST shall have no liability for any claim or patent copyright infringement based upon the use of a combination of the Product with programs or data not supplied by EST where the Product alone would not constitute an infringement. THE FOREGOING STATES THE ENTIRE LIABILITY OF EST WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OR PATENTS OR OTHER PROPRIETARY RIGHTS BY THE PRODUCTS OR ANY PART THEREOF.

13.  SUPPORT SERVICES

A. EST shall provide Distributor support services which are equivalent to those normally provided to EST's end-user customers for the Products as follows:

     1. EST will use its reasonable efforts to correct deviations from the Products' published specifications current at the time of shipment to Distributor, within reasonable time of written notification from Distributor of the deviation, such notification to include the specific version number and parts list number of the Product that showed the deviation and a complete and accurate description of the deviation.

     2. EST will provide Distributor updates, enhancements and documentation of known deviations to the Products as generally made available by EST to its customers under support services agreements with EST.

     3. EST will provide Distributor with reasonable telephone consultations regarding the use and functionality of the Products.

B. Distributor agrees that it will provide support services for the Products to its licensed end-users in accordance with EST's standard practices as set forth in Section 13A above, provided that the end-user has entered into a support services agreement with Distributor. In no event shall Distributor distribute support services provided by EST to an end-user who is not under a support services agreement with Distributor and for which Distributor has not paid EST a support services fee.

C. EST will make its best effort to enable Distributor to carry out local repairs to EST hardware products including in-warranty repairs. This will include the supply by EST, at reasonable cost, of critical parts to enable Distributor to maintain a local inventory. EST agrees to reimburse Distributor for any parts used for in-warranty repairs. In the event that it is agreed that a hardware product should be returned to EST for repair or replacement, EST will make all reasonable effort to carry out the repair or send a replacement within (4) weeks of receiving the returned unit at its place of business in the USA.

D. All communication from EST, including manuals and technical support documents, shall be in English.

E. Distributor shall provide the first line of support to its customers such as installation and operation assistance. For support issues requiring the assistance of EST, Distributor shall use the standard EST procedure and forms then in effect for documenting and communicating the support issues to EST.

F. EST shall have no obligation under this Section 13 to provide support services for Product(s) altered or modified without EST prior written consent; problems resulting from equipment malfunction or created by causes within Distributor's or its owner's control; and, at EST option, Product(s) that have been superseded by a new release for more than six (6) months.

G. Distributor shall, on a quarterly basis, provide EST with a record of all end-users to which Distributor is providing support services.

H. Distributor will grant EST, reasonable access to any unique software, equipment or information required by EST in carrying out its obligations under Section 13A.

14.  GOVERNING LAW

The laws of the Commonwealth of Massachusetts, United States of America shall apply to any interpretation of the terms and conditions of this Agreement.

15.  LIMITATION OF LIABILITY

DISTRIBUTOR AGREES THAT EST's LIABILITY, IF ANY, IN ANY ACTION REGARDLESS OF FORM SHALL NOT EXCEED THE PAYMENTS MADE HEREUNDER BY DISTRIBUTOR TO EST. IN NO EVENT SHALL EST BE LIABLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR FOR CLAIMS BY THIRD PARTIES.

DISTRIBUTOR AGREES TO INDEMNIFY AND HOLD EST HARMLESS FROM AND AGAINST ANY SUIT, CLAIM, EXPENSE, LOSS OR LIABILITY (INCLUDING BUT NOT LIMITED TO COUNSEL FEES AND EXPENSE) ARISING FROM THE ACT, OMISSION OR NEGLIGENCE OF DISTRIBUTOR.

16.  FOREIGN RESHIPMENT LIABILITY

This Agreement is made subject to any laws, regulations, orders or other restrictions on export from the United States of America of controlled commodities, technical data or information about such commodities or data, which may be imposed from time to time by the Government of the United States of America. Distributor will not export, directly or indirectly, any of the Products or information pertaining thereto to any country for which the Government of the United States or any agency thereof requires an export license or other government approval or written assurance at the time of export without first obtaining such license, approval or assurance and shall indemnify EST for any failure to do so.

17.  FORCE MAJEURE

EST will incur no liability arising out of any delay in delivery or non-delivery of any Products or Support Services due to a force majeure. A force majeure is defined as any circumstances beyond the reasonable control of EST including, but not limited to, fire, floods, earthquakes, fuel shortages, acts of nature, war, or acts of any Government.

18.  DISPUTES

Any controversy or claim out of or pertaining to this Agreement or breach thereof shall be resolved by arbitration in accordance with the rules of the American Arbitration Association, then in effect, at the office of the American Arbitration Association located closest to EST's corporate address, and the decision rendered by the American Arbitration Association shall be final and binding upon both parties and judgement upon such decision may be entered in any court of competent jurisdiction. Neither party shall be precluded hereby from seeking provisional remedies in the courts of any jurisdiction, including but not limited to temporary restraining orders and preliminary injunctions to protect its right and interest, but such shall not be sought as a means to avoid or stay any arbitration. Neither party shall institute a proceeding hereunder unless, at least thirty (30) calendar days prior thereto, such party shall have provided to the other party written notice of its intent to do so and the grounds therefor.

19.  ASSIGNMENT

Distributor shall not assign or transfer this Agreement or any of its rights or obligations hereunder, including assignment or transfer to a successor Company, without the prior written consent of EST. EST may assign, transfer or delegate any of its rights or obligations hereunder to any affiliated or subsidiary company of EST or any company acquiring all or substantially all of the assets of Embedded Support Tools Corp.

20.  WAIVER

A waiver of any breach or acceptance of any order inconsistent with the terms of this Agreement, or the making of deliveries pursuant to such order, shall effect no modification of this Agreement. No waiver of any provision of this Agreement shall be effective unless made in writing. Any waiver of any breach of any provision of this Agreement shall not constitute a waiver of any subsequent breach of the same of any other provision of the Agreement.

21.  SEVERABILITY

In the event that any provision of this Agreement is declared invalid or becomes unlawful in its operation, such provision shall be deemed to be omitted and shall not affect that validity or enforceability of any of the other provisions.

22.  RELATIONSHIP

Distributor shall perform its work as an independent contractor and not as an employee, agent, or partner of EST. Distributor shall have no right or authority to enter into any contracts in the name of, or for the account of EST, nor to assume or create any obligation or liability of any kind, expressed or implied, on behalf of EST, and shall not take any action which has the effect of creating the appearance of its having such authority.

23.  ENTIRE AGREEMENT

This Agreement, including the attached Schedules A, B, C, D and E, contains the entire Agreement of the parties hereto. No verbal or oral statements or representations by either party shall in any way modify, add to, delete or otherwise amend this Agreement. This Agreement may be changed only by a writing signed by authorized representatives of the parties hereto.

Agreed to by:

Embedded Support Tools Corp.            Distributor


Signature: /s/ John T.W. Baggott        Signature: /s/ Tadahiro Hara
           ------------------------               ------------------------

Name:      John T.W. Baggott            Name:       Tadahiro Hara

Title:     Vice President               Title:      President

Date:      February 3, 1994             Date:       March 2, 1994

                                  SCHEDULE A
                                   TERRITORY

Territory:

     1.  JAPAN

     2.

     3.



Initials:

EST______________________________        Distributor________________________

                                  SCHEDULE B
                                   PRODUCTS



Products: (Exclusive for Term of this Agreement)



     1. ALL PRODUCTS DEVELOPED, MANUFACTURED AND THE OWNERSHIP RIGHTS TO WHICH ARE THE PROPERTY OF EST.

     2.

     3.

     4.

     5.

     6.



Initials:

EST______________________________         Distributor___________________________

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                                  SCHEDULE C
                                  DISTRIBUTOR
                                   DISCOUNTS
                                      FOR
                         PRODUCTS AND SUPPORT SERVICES

1.   Distributor Discount for Products

EST grants to Distributor a discount off the International Price List (IPL) based on the following:-

Net US $s transferred to EST            Current calendar quarter
by Distributor for previous             discount off EST's IPL
calendar quarter
----------------------------            ------------------------
           $US

$      0  to  $39,999                             30%

$ 40,000  to  $69,999                             35%

$ 70,000+                                         40%

Distributor will receive the higher discount for the remainder of the current quarter after the sales volume to receive that discount has been met.

All payments to EST are based on the current EST International Price List in effect when Distributor places the order, regardless of the selling price by Distributor.

2.   Distributor Discount for Support Services

Distributor will receive a 30% discount on all standard EST's Support Services Contracts sold during the contract period. Support Services Contract prices are calculated in accordance with the current EST Price List in effect when Distributor places the order.

Initials:

EST___________________________________    Distributor___________________________

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                                  SCHEDULE D
                        EST SOFTWARE LICENSE AGREEMENT

            EMBEDDED SUPPORT TOOLS CORP. END USER LICENSE AGREEMENT

READ THE TERMS AND CONDITIONS OF THIS LICENSE AGREEMENT ("AGREEMENT") CAREFULLY BEFORE OPENING THE PACKAGE CONTAINING THE MEDIA, COMPUTER SOFTWARE, HARDWARE, AND ACCOMPANYING USER DOCUMENTATION ("THE PRODUCT"). THIS AGREEMENT REPRESENTS THE ENTIRE AGREEMENT BETWEEN YOU AND EMBEDDED SUPPORT TOOLS CORPORATION ("EST") AND IT SUPERSEDES ANY PRIOR PROPOSAL, REPRESENTATION OR UNDERSTANDING BETWEEN THE PARTIES. BY OPENING THE PACKAGE CONTAINING THE PRODUCT, YOU ARE ACCEPTING AND AGREEING TO THE TERMS OF THIS AGREEMENT. IF YOU ARE NOT WILLING TO BE BOUND BY THE TERMS OF THIS AGREEMENT, PROMPTLY RETURN THE UNOPENED PACKAGE AND YOU WILL RECEIVE A REFUND OF YOUR MONEY. LICENSE: This Agreement grants you a non-exclusive right to use the media and computer software contained therein (collectively referred to as the "Software"), hardware, and the accompanying Documentation, only as authorized in this Agreement. The Software may be used only on one computer owned, leased or controlled by you. Neither concurrent use on more computers nor use in a local area network or other network is authorized without the prior written consent of EST and the payment of additional license fees. You agree that you will not assign, sublicense, rent, lease, loan, distribute or share your rights to the Product. You may not modify, adapt, alter, translate, decompile, disassemble, reverse engineer, or create derivative works based on the Product.

BACKUP: Except as authorized under this paragraph, no copies of the Product may be made. You may make one (1) copy of the Software solely for backup purposes. Any such copies made shall include EST's and all other copyright and other proprietary notices which are included in the original Software.

OWNERSHIP: The Product is licensed, not sold to you, for use only under the terms of this Agreement. You acknowledge and agree that the Product consists of proprietary, unpublished products of EST, protected under the copyright law and trade secret laws. All right title and interest in and to the Product are and shall remain with EST except for the nonexclusive license granted to you as expressly provided herein.

TERM: This Agreement is effective upon your opening the package containing the Software and shall continue until terminated. You may terminate this Agreement at any time by returning the Product and all copies thereof to EST. EST may terminate this Agreement if you fail to comply with any provisions of this Agreement. Upon such termination by EST, you agree to return to EST the Product and all copies thereof.

LIMITED WARRANTY: EST warrants that, for thirty (30) days from the date of delivery of software and one (1) year from the date of delivery of hardware, the

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Product shall operate substantially in accordance with the published functional specifications current at the time of shipment. If, during the warranty period, a defect appears, EST will use its best efforts to correct the defect within a reasonable time after notification by you. You agree that the forgoing constitutes your sole and exclusive remedy for breach by EST under any warranties made under this Agreement. This warranty does not cover any Product that has been altered or changed in any way by anyone other than EST. EST is not responsible for changes made after ordering the Product to computer hardware, operating systems or test equipment, or for problems in the interaction of the Software with software not furnished by EST. EXCEPT AS STATED ABOVE, EST GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT USE OF THE PRODUCT WILL BE UNINTERRUPTED OR ERROR FREE. These warranties give you specific legal rights, and you may also have other rights which vary from state to state. LIMITATION OF LIABILITY: EST'S LIABILITY TO YOU ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, IN ANY ACTION REGARDLESS OF FORM, SHALL NOT EXCEED THE LICENSE FEE PAID TO EST FOR YOUR USE OF THIS PRODUCT. IN NO EVENT SHALL EST BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, BUSINESS INTERRUPTION AND LIKE DAMAGES, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR FOR CLAIMS BY THIRD PARTIES. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

UPDATES: Any updates or corrected Products provided under the above warranty or any subsequent maintenance services shall be covered by the terms of this Agreement.

GOVERNMENT END-USERS: If this Product is acquired by or on behalf of a unit or agency of the United States Government this provision applies: This Product was
(a) not developed with Government funds, (b) is a trade secret of EST for all purposes of the Freedom of Information Act and (c) is "commercial computer software". For units of the Department of Defense (DoD), this Product is sold only with "Restricted Rights" as defined in the DoD Supplement to the Federal Acquisition Regulations, 52.227-7013(b)(3)(ii). Use, duplication, or disclosure is subject to the restrictions as set forth in subdivision (b)(3)(ii) of the Rights to Technical Data and Computer Software clause at 52.227-7013.
Manufacturer: Embedded Support Tools Corporation, 120 Royall Street, Canton, MA 02021.

EXPORT LAWS: You agree and certify that neither the product nor any direct product thereof shall be directly or indirectly shipped, transferred or re-exported into any country prohibited by the United States export laws and regulations and you agree to comply with such laws and regulations.

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GENERAL: Terms and conditions contained in any purchase order issued by you shall in no way modify the terms of this Agreement. If any of the provisions of this Agreement, or portions thereof, are declared void or unenforceable by any court of competent jurisdiction, they are to that extent deemed omitted and the remaining portions shall remain in full force and effect. No waiver of any provision of this Agreement shall be affective unless made in writing. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any subsequent breach of the same or of any other provision of this Agreement. This Agreement shall be construed and governed by the laws of the Commonwealth of Massachusetts.

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                                  SCHEDULE E



NOT APPLICABLE



Initials:

EST:________________________________      Distributor:__________________________

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